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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 15, 2001


                               S.D. WARREN COMPANY
             (Exact name of registrant as specified in its charter)


 PENNSYLVANIA                       33-88496*                     23-2366983
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


          225 FRANKLIN STREET, BOSTON, MASSACHUSETTS       02110
           (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  617-423-7300

*This report is being voluntarily filed with the Securities and Exchange Commission (the "Commission") pursuant to the registrant's contractual obligations to file with the Commission all reports that would be required to be filed with the Commission on Form 8-K if the registrant were required to file such reports. The registrant is not required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

S.D. Warren Company has finalized a decision to exit the uncoated paper business in the United States and close its paper mill in Mobile, Alabama. The company had previously announced plans to shut the facility, subject to a final review.

The company will permanently shut the three paper machines at the mill in phases over the next several months and cease all operations at the mill. A specific time table has not yet been determined. However, the closure will be completed no later than mid-December 2001. The company has made no decisions regarding disposition of the site or the machinery in the mill.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.      Press Release dated May 15, 2001.



                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       S.D. WARREN COMPANY


                                       By: /s/ Mark T. Becker
                                           -------------------------------------
                                           Mark T. Becker, Vice President,
                                           Chief Financial Officer and Treasurer

Date: May 15, 2001